Exhibit 10.14

COLEY PHARMACEUTICAL GROUP, INC.

Change of Control Agreement

This Change of Control Agreement, effective as of                              is entered into by and between Coley Pharmaceutical Group, Inc., a Delaware corporation (the “Company”), with its principal offices located at 20 William Street, Suite 115, Wellesley, Massachusetts 02481, and                              (the “Executive”).

The Executive is employed by the Company and the Company and the Executive desire to arrange for certain provisions applicable in the event of termination of the Executive’s employment in the circumstances provided herein. The Executive is a skilled and dedicated employee who has important management responsibilities and talents which benefit the Company. The Company believes that its best interests will be served if the Executive is encouraged to remain with the Company. The Company has determined that the Executive’s ability to perform the Executive’s responsibilities and utilize the Executive’s talents for the benefit of the Company, and the Company’s ability to retain the Executive as an employee, will be significantly enhanced if the Executive is provided with fair and reasonable protection from the risks of a change in ownership or control of Company. Accordingly, the Company and the Executive agree as follows:

1. Change of Control Payments; Benefits.

1.1 Termination Events Resulting in Change of Control Payments.

(a) Following a “Change of Control” (as hereinafter defined) of the Company, in the event of the termination of the Executive’s employment by the Company, or its successor, without cause, within twenty-four (24) months after such Change of Control, then the Company shall make Change of Control payments to the Executive in the amount set forth in, and payable in accordance with, Section 1.2 (a).

(b) In the event of the termination of the Executive’s employment by the Executive for “Good Reason” (as defined below) within twenty-four (24) months after a “Change of Control” (as defined below), then the Company shall make Change of Control payments to the Executive in the amount set forth in, and payable in accordance with, Section 1.2 (a).

(i) For purposes of this Agreement, a “Change of Control” shall mean the occurrence of any one of the following:

A. the acquisition by any “person” (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934), other than the Company or its affiliates, from any party of an amount of the capital stock of the Company, so that such person holds or controls 50% or more of the Company’s capital stock; or

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B. a merger or similar combination between the Company and another entity after which 50% or more of the voting stock of the surviving corporation is held by persons other than the Company or its affiliates; or

C. a merger or similar combination (other than with the Company) in which the Company is not the surviving corporation; or

D. an acquisition, merger or similar combination or a divestiture of a substantial portion of the Company’s business after which the Executive’s role is not substantially the same as such role prior to the transaction;

E. the sale of all or substantially all of the Company’s assets or business; or

(ii) For purposes of this Agreement, “Good Reason” shall mean the following involuntary circumstances:

A. assignment to the Executive of any duties inconsistent in any material respect with the Executive’s position (including titles and reporting requirements), authority, duties or responsibilities as contemplated by the job description of the Executive’s position, or any other action by the Company or its successor, which results in a diminution in such position, authority, duties or responsibilities, other than an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of written notice thereof given by the Executive;

B. a reduction in the Executive’s annual base salary (or an adverse change in the form or timing of the payment thereof), other than an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of written notice thereof given by the Executive; or the elimination of or reduction of any benefit under any bonus, incentive or other employee benefit plan in effect on the day immediately preceding the Change in Control, without an economically equivalent replacement, if Executive was a participant or member of such plan on the day immediately preceding the Change in Control;

C. the Company’s or its successor’s requiring the Executive (i) to be based at any office or location more than 25 miles away from the office or location where Executive was performing services immediately prior to the Change in Control, or (ii) to relocate his personal residence, or (iii) the Company’s requiring the Executive to travel on Company business to a substantially greater extent than required immediately prior to the Change in Control.

For purposes of this Section 1.1 (b)(ii), any good faith determination of “Good Reason” made by the Executive shall be conclusive.

(c) No Change of Control payments shall be payable in the event that the Executive’s employment is terminated (i) by the Executive, except in accordance with Section 1.1(b) above, or (ii) by the Company in the event of (x) the Executive’s

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breach of any material duty or obligation to the Company, or (y) intentional or grossly negligent conduct that is materially injurious to the Company (as reasonably determined by the Company’s Board of Directors), or (z) the willful failure of the Executive to follow the reasonable directions of the Company’s executive officers or Board of Directors.

(d) Anything in this Agreement to the contrary notwithstanding, if a Change of Control occurs and if the Executive’s employment is terminated prior to the date on which the Change of Control occurs, and if it is reasonably demonstrated by the Executive that such termination of employment (i) was at the request of a third party who has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or anticipation of a Change of Control, then for all purposes of this Agreement change of Control payments shall be payable.

1.2 Amount and Payment of Change of Control Payments.

(a) The aggregate Change of Control payment referred to in Sections 1.1(a) and 1.1(b) above shall be equal to the sum of (1) one-twelfth (1/12th) of the Executive’s annual base salary at the time of such termination multiplied by twelve (12) months, plus (2) an amount equal to one-twelfth (1/12th) of the Executive’s maximum annual incentive bonus multiplied by twelve (12) months, if any, that would next be payable to him or her and would otherwise be due to the Executive if such termination had not occurred, such sum to be payable in one lump sum not later than thirty (30) days after date of termination of the Executive’s employment by the Company (the “Termination Date”).

(b) The Executive shall not be required to mitigate the amount of any payment provided for in this Section 1.2 by seeking other employment or otherwise. The amount of any payment or benefit provided for in this Section 1.2 shall not be reduced as the result of employment by the Executive with another employer after the Termination Date, or otherwise.

(c) Until the anniversary of the Termination Date, the Executive shall be entitled to participate in the Company’s medical, dental, and life insurance plans, at the highest level provided to the Executive during the period beginning immediately prior to the Change in Control and ending on the Termination Date, and at no greater cost than the cost the Executive was paying immediately prior to Change in Control; provided, however, that if the Executive becomes employed by a new employer, the Executive’s coverage under the applicable Coley plans shall continue, but the Executive’s coverage thereunder shall be secondary to (i.e., reduced by) any benefits provided under like plans of such new employer.

(d) Payment of Accrued But Unpaid Amounts. Within ten (10) business days after the Termination Date, Coley shall pay Executive:

(i) earned but unpaid compensation, including, without limitation, any unpaid portion of the Executive’s Bonus accrued with respect to the full calendar year ended prior to the Termination Date; and

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(ii) all compensation previously deferred by the Executive on a non-qualified basis but not yet paid.

(e) Retiree-Medical Benefits. If the Executive is, or would become fifty-five (55) or older, or the Executive’s age and service equal fifty-five (55) and Executive has at least two (2) years of service with the Company within two (2) years of Change in Control, the Executive is eligible for retiree medical benefits (as such are determined immediately prior to Change in Control). The Executive is eligible to commence receiving such retiree medical benefits based on the terms and conditions of the applicable plans in effect immediately prior to the Change in Control.

1.3 Option Vesting. If the Executive’s employment with the Company is terminated pursuant to Sections 1.1(a) or 1.1(b), 100% of any options to purchase shares of Common Stock of the Company then held by the Executive, which options are then subject to vesting, shall, notwithstanding any contrary provision in the option agreement or stock option plan pursuant to which such options had been granted, be accelerated and become fully vested and exercisable on the date immediately preceding the effective Termination Date. All other terms of the Executive’s options shall remain in full force and effect.

1.4 Lapsing Purchase Right. If the Executive’s employment with the Company is terminated pursuant to Sections 1.1(a) or 1.1(b) and, on the date immediately preceding the effective date of such termination, the Executive then holds (i) any shares of Common Stock of the Company received upon exercise of stock options granted to the Executive, which shares are subject to a “Lapsing Purchase Right,” and/or (ii) any outstanding options to purchase shares of Common Stock of the Company, which, upon exercise thereof, would result in the issuance to the Executive of shares of Common Stock subject to a “Lapsing Purchase Right,” then, notwithstanding any contrary provision in the relevant option agreement or stock option plan pursuant to which such options had been granted, such Lapsing Purchase Right shall expire in its entirety with respect to shares of Common Stock then outstanding and with respect to shares of Common Stock issuable upon exercise of outstanding stock options, on the date immediately preceding the Termination Date and all of such shares of Common Stock shall become transferable free of restriction (upon issuance, in the case of the exercise of outstanding stock options), subject to the applicable provisions of federal and state securities laws. All other terms of the Executive’s options shall remain in full force and effect.

1.5 Restricted Stock. If the Executive’s employment with the Company is terminated pursuant to Sections 1.1(a) or 1.1(b) and, on the date immediately preceding the Date of Termination, the Executive then holds shares of Common Stock of the Company that are subject to restrictions on transfer (“Restricted Stock”), which shares were issued to the Executive in a transaction other than pursuant to the exercise of a stock option, then, notwithstanding any contrary provision in the relevant stock purchase agreement or other instrument pursuant to which the Executive acquired such shares of Restricted Stock, such restrictions shall expire in their entirety on the date immediately preceding the Termination Date and all of such shares of Common Stock shall become transferable free of restriction, subject to the applicable provisions of federal and state securities laws. All other terms of any existing stock purchase or similar document shall remain in full force and effect.

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2. Gross-Up.

2.1 Gross-Up Payment. In the event it shall be determined that any payment, benefit or distribution (or combination thereof) by the Company, or one or more trusts established by the Company for the benefit of its employees, to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement, or otherwise), including any Change of Control Payment paid in accordance with Sections 1.1(a) or 1.1(b) (a “Payment”) would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, hereinafter collectively referred to as the “Excise Tax”), the Executive shall be entitled to receive an additional payment (a “Gross-Up Payment”) in an amount such that after payment by Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and the Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payment(s).

2.2 Determination of Gross-Up Payments – Accounting Firm. Subject to the provisions of Section 2.3 hereof, all determinations required to be made under this Section 2, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by a nationally recognized certified public accounting firm as may be designated by the Executive (the “Accounting Firm”) which shall provide detailed supporting calculations both to the Company and the Executive within fifteen (15) business days of the receipt of written notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for an individual, entity or group effecting the change in ownership or effective control (within the meaning of Section 280G of the Code), the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 2, shall be paid by the Company to the Executive within five (5) business days after the receipt of the Accounting Firm’s determination. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall so indicate to the Executive in writing. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by Company should have been made (each an “Underpayment”), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 2.3 hereof and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such

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Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

2.3 Claim Effecting Gross-Up. The Executive shall notify the Company in writing of any written claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable, but no later than ten (10) business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid (but the Executive’s failure to comply with this notice obligation shall not eliminate his or her rights under this Section 2 except to the extent the Company’s defense against the imposition of the Excise Tax is actually prejudiced by any such failure). The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which he or she gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

(a) Give the Company any information reasonably requested by the Company relating to such claim;

(b) take such action in connection with contesting such claim as the Company shall reasonably request in writing, from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company;

(c) cooperate with the Company in good faith in order to effectively contest such claim; and

(d) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 2.3 hereof, the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund, or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis, and shall indemnify and hold the Executive harmless, on an after-tax basis,

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from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and provided, further, that if the Executive is required to extend the statute of limitations to enable the Company to contest such claim, the Executive may limit this extension solely to such contested amount. The Company’s control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 2.3, Executive receives any refund with respect to such claim, Executive shall (subject to Company’s complying with the requirements of Section 2(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 2.3, a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven.

3. Confidentiality and Noncompetition.

3.1 Confidentiality and Noncompetion Agreements. The Executive confirms that as of the date hereof he or she has executed, or agrees that he or she will execute, the Company’s standard Confidentiality and Noncompetition Agreement pursuant to which the Executive has (i) agreed to refrain from disclosing the Company’s confidential information, and (ii) covenanted not to compete with the Company as described in such standard Confidentiality and Noncompetition Agreement.

3.2 Noncompetition Payments - Enforcement of Noncompetition Covenant.

(a) Subject to the provisions of Section 2.2, following the termination of the Executive’s employment with the Company, the Company may enforce its rights with respect to the Executive’s noncompetition covenant set forth in the Company’s standard Confidentiality and Noncompetition Agreement only if:

(i) in the event that the employment of the Executive by the Company is terminated and the Executive is entitled to Change of Control payments under the terms of Section 1.1 or any other agreement or understanding between the parties, the Company makes a Change of Control payment to the Executive hereunder and continues to provide benefits to the Executive for a total of six (6) months after the Termination Date as set forth herein; or

(ii) in the event that the employment of the Executive by the Company is terminated and the Executive is not entitled to Change of Control payments under the terms of Section 1.1 or any other agreement or understanding between the

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parties, the Company makes a Change of Control payment to the Executive hereunder; or

(iii) during the six-month period commencing with the first week after termination, the Company makes any payments under another agreement or understanding between the parties which, together with any voluntary payments by the Company, equal or exceed the amount payable under Section 1.2.

(b) The Company’s obligations under Section 2 are subject to the following:

(i) In the event that Executive breaches the covenant set forth in the Company’s standard Confidentiality and Noncompetition Agreement, the Company may enforce such covenant without continuing benefits under Section 1.2 after the date of such breach.

(ii) In the event that the Company makes payments and provides benefits under Section 2, the Company may only terminate such benefits prior to the end of such six-month period if the Company has provided the Executive with two month’s prior written notice of such termination; provided, however, that this clause (ii) does not entitle the Company to terminate payments required by Section 1.1 or under any other agreement prior to payment in full. In the event of any such early termination of payments, the Company’s right to enforce the Executive’s non-competition covenant set forth in the Company’s standard Confidentiality and Noncompetition Agreement will terminate upon the date of the last payment hereunder.

4. Miscellaneous.

4.1 Assignment. This Agreement may not be assigned, in whole or in part, by either party without the prior written consent of the other party, except that the Company shall assign its rights and obligations under this Agreement to any corporation, firm or other business entity with or into which the Company may merge or consolidate, or to which the Company may sell or transfer all or substantially all of its assets, or of which 50% or more of the equity investment and of the voting control is owned, directly or indirectly, by, or is under common ownership with, the Company. In the event of any such assignment by the Company.

4.2 Notices. All notices, requests, demands and other communications to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed by registered or certified mail, return receipt requested, postage prepaid, to the addresses set forth at the beginning of this Agreement or such other address as a party shall have designated by notice in writing to the other party, provided that notice of any change in address must actually have been received to be effective hereunder.

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4.3 Integration. This Agreement is the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior agreement or understanding relating to the subject matter hereof. This Agreement may not be superseded, amended, supplemented or otherwise modified except by a writing signed by the Executive and the Company.

4.4 Binding Effect. Subject to Section 4.1, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors, assigns, heirs and personal representatives.

4.5 Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original and shall together constitute one and the same instrument.

4.6 Severability. If any provision hereof shall, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had not been included herein. If any provision hereof shall for any reason be held by a court to be excessively broad as to duration, geographical scope, activity or subject matter, it shall be construed by limiting and reducing it to make it enforceable to the extent compatible with applicable law as then in effect.

4.7 Governing Law. This Agreement shall be governed by the laws of The Commonwealth of Massachusetts, without regard to its conflict-of-law provisions.

4.8 Termination. Nothing in this Agreement is intended to or shall modify the at-will nature of the Executive’s employment relationship with the Company. The Executive may terminate his or her employment at any time with or without notice and with or without cause and the Company may do likewise, subject only to the express provisions of this Agreement.

4.9 Survival of Obligations; Enforcement. The Executive’s duties hereunder shall survive termination of the Executive’s employment by the Company. The Executive acknowledges that a remedy at law for any breach or threatened breach by the Executive of the provisions of this Agreement may be inadequate and the Executive therefore agrees that the Company shall be entitled to injunctive relief in case of any such breach or threatened breach.

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement under seal as of the date first written above.

EXECUTIVE

Name:

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COLEY PHARMACEUTICAL GROUP, INC.

By:
	Name:	Robert L. Bratzler
	Title:	President and CEO

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List of Employees with Change of Control Agreement

Holger Ammon

Robert D. Ludovico

Ross Pettit

Justin Renz

Tess Schmalbach

David Schubert

Iain Sim

Eugen Uhlmann

Benjamin Andrusaitis (pending)

Kevin Gillis (pending)

Edward Hibben (pending)

COLEY PHARMACEUTICAL GROUP, INC.

Change of Control Agreement

This Change of Control Agreement, effective as of                      is entered into by and between Coley Pharmaceutical Group, Inc., a Delaware corporation (the “Company”), with its principal offices located at 20 William Street, Suite 115, Wellesley, Massachusetts 02481, and                          (the “Executive”).

The Executive is employed by the Company and the Company and the Executive desire to arrange for certain provisions applicable in the event of termination of the Executive’s employment in the circumstances provided herein. The Executive is a skilled and dedicated employee who has important management responsibilities and talents which benefit the Company. The Company believes that its best interests will be served if the Executive is encouraged to remain with the Company. The Company has determined that the Executive’s ability to perform the Executive’s responsibilities and utilize the Executive’s talents for the benefit of the Company, and the Company’s ability to retain the Executive as an employee, will be significantly enhanced if the Executive is provided with fair and reasonable protection from the risks of a change in ownership or control of Company. Accordingly, the Company and the Executive agree as follows:

1. Change of Control Payments; Benefits.

1.1 Termination Events Resulting in Change of Control Payments.

(a) Following a “Change of Control” (as hereinafter defined) of the Company, in the event of the termination of the Executive’s employment by the Company, or its successor, without cause, within twenty-four (24) months after such Change of Control, then the Company shall make Change of Control payments to the Executive in the amount set forth in, and payable in accordance with, Section 1.2 (a).

(b) In the event of the termination of the Executive’s employment by the Executive for “Good Reason” (as defined below) within twenty-four (24) months after a “Change of Control” (as defined below), then the Company shall make Change of Control payments to the Executive in the amount set forth in, and payable in accordance with, Section 1.2 (a).

(i) For purposes of this Agreement, a “Change of Control” shall mean the occurrence of any one of the following:

A. the acquisition by any “person” (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934), other than the Company or its affiliates, from any party of an amount of the capital stock of the Company, so that such person holds or controls 50% or more of the Company’s capital stock; or

B. a merger or similar combination between the Company and another entity after which 50% or more of the voting stock of the surviving corporation is held by persons other than the Company or its affiliates; or

C. a merger or similar combination (other than with the Company) in which the Company is not the surviving corporation; or

D. an acquisition, merger or similar combination or a divestiture of a substantial portion of the Company’s business after which the Executive’s role is not substantially the same as such role prior to the transaction;

E. the sale of all or substantially all of the Company’s assets or business; or

(ii) For purposes of this Agreement, “Good Reason” shall mean the following involuntary circumstances:

A. assignment to the Executive of any duties inconsistent in any material respect with the Executive’s position (including titles and reporting requirements), authority, duties or responsibilities as contemplated by the job description of the Executive’s position, or any other action by the Company or its successor, which results in a diminution in such position, authority, duties or responsibilities, other than an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of written notice thereof given by the Executive;

B. a reduction in the Executive’s annual base salary (or an adverse change in the form or timing of the payment thereof), other than an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of written notice thereof given by the Executive; or the elimination of or reduction of any benefit under any bonus, incentive or other employee benefit plan in effect on the day immediately preceding the Change in Control, without an economically equivalent replacement, if Executive was a participant or member of such plan on the day immediately preceding the Change in Control;

C. the Company’s or its successor’s requiring the Executive (i) to be based at any office or location more than 25 miles away from the office or location where Executive was performing services immediately prior to the Change in Control, or (ii) to relocate his personal residence, or (iii) the Company’s requiring the Executive to travel on Company business to a substantially greater extent than required immediately prior to the Change in Control.

For purposes of this Section 1.1 (b)(ii), any good faith determination of “Good Reason” made by the Executive shall be conclusive.

(c) No Change of Control payments shall be payable in the event that the Executive’s employment is terminated (i) by the Executive, except in accordance with Section 1.1(b) above, or (ii) by the Company in the event of (x) the Executive’s breach of any material duty or obligation to the Company, or (y) intentional or grossly negligent conduct that is materially injurious to the Company (as reasonably determined by the Company’s Board of Directors), or (z) the willful failure of the Executive to follow the reasonable directions of the Company’s executive officers or Board of Directors.

(d) Anything in this Agreement to the contrary notwithstanding, if a Change of Control occurs and if the Executive’s employment is terminated prior to the date on which the Change of Control occurs, and if it is reasonably demonstrated by the Executive that such termination of employment (i) was at the request of a third party who has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or anticipation of a Change of Control, then for all purposes of this Agreement change of Control payments shall be payable.

1.2 Amount and Payment of Change of Control Payments.

(a) The aggregate Change of Control payment referred to in Sections 1.1(a) and 1.1(b) above shall be equal to the sum of (1) one-twelfth (1/12th) of the Executive’s annual base salary at the time of such termination multiplied by twenty-four (24) months, plus (2) an amount equal to one-twelfth (1/12th) of the Executive’s maximum annual incentive bonus multiplied by twenty-four (24) months, if any, that would next be payable to him or her and would otherwise be due to the Executive if such termination had not occurred, such sum to be payable in one lump sum not later than thirty (30) days after date of termination of the Executive’s employment by the Company (the “Termination Date”).

(b) The Executive shall not be required to mitigate the amount of any payment provided for in this Section 1.2 by seeking other employment or otherwise. The amount of any payment or benefit provided for in this Section 1.2 shall not be reduced as the result of employment by the Executive with another employer after the Termination Date, or otherwise.

(c) Until the second anniversary of the Termination Date, the Executive shall be entitled to participate in the Company’s medical, dental, and life insurance plans, at the highest level provided to the Executive during the period beginning immediately prior to the Change in Control and ending on the Termination Date, and at no greater cost than the cost the Executive was paying immediately prior to Change in Control; provided, however, that if the Executive becomes employed by a new employer, the Executive’s coverage under the applicable Coley plans shall continue, but the Executive’s coverage thereunder shall be secondary to (i.e., reduced by) any benefits provided under like plans of such new employer.

(d) Payment of Accrued But Unpaid Amounts. Within ten (10) business days after the Termination Date, Coley shall pay Executive:

(i) earned but unpaid compensation, including, without limitation, any unpaid portion of the Executive’s Bonus accrued with respect to the full calendar year ended prior to the Termination Date; and

(ii) all compensation previously deferred by the Executive on a non-qualified basis but not yet paid.

(e) Retiree-Medical Benefits. If the Executive is, or would become fifty-five (55) or older, or the Executive’s age and service equal fifty-five (55) and Executive has at least two (2) years of service with the Company within two (2) years of Change in Control, the Executive is eligible for retiree medical benefits (as such are determined immediately prior to Change in Control). The Executive is eligible to commence receiving such retiree medical benefits based on the terms and conditions of the applicable plans in effect immediately prior to the Change in Control.

1.3 Option Vesting. If the Executive’s employment with the Company is terminated pursuant to Sections 1.1(a) or 1.1(b), 100% of any options to purchase shares of Common Stock of the Company then held by the Executive, which options are then subject to vesting, shall, notwithstanding any contrary provision in the option agreement or stock option plan pursuant to which such options had been granted, be accelerated and become fully vested and exercisable on the date immediately preceding the effective Termination Date. All other terms of the Executive’s options shall remain in full force and effect.

1.4 Lapsing Purchase Right. If the Executive’s employment with the Company is terminated pursuant to Sections 1.1(a) or 1.1(b) and, on the date immediately preceding the effective date of such termination, the Executive then holds (i) any shares of Common Stock of the Company received upon exercise of stock options granted to the Executive, which shares are subject to a “Lapsing Purchase Right,” and/or (ii) any outstanding options to purchase shares of Common Stock of the Company, which, upon exercise thereof, would result in the issuance to the Executive of shares of Common Stock subject to a “Lapsing Purchase Right,” then, notwithstanding any contrary provision in the relevant option agreement or stock option plan pursuant to which such options had been granted, such Lapsing Purchase Right shall expire in its entirety with respect to shares of Common Stock then outstanding and with respect to shares of Common Stock issuable upon exercise of outstanding stock options, on the date immediately preceding the Termination Date and all of such shares of Common Stock shall become transferable free of restriction (upon issuance, in the case of the exercise of outstanding stock options), subject to the applicable provisions of federal and state securities laws. All other terms of the Executive’s options shall remain in full force and effect.

1.5 Restricted Stock. If the Executive’s employment with the Company is terminated pursuant to Sections 1.1(a) or 1.1(b) and, on the date immediately preceding the Date of Termination, the Executive then holds shares of Common Stock of the Company that are subject to restrictions on transfer (“Restricted Stock”), which shares were issued to the Executive in a transaction other than pursuant to the exercise of a stock option, then, notwithstanding any contrary provision in the relevant stock purchase agreement or other instrument pursuant to which the Executive acquired such shares of Restricted Stock, such restrictions shall expire in their entirety on the date immediately preceding the Termination Date and all of such shares of Common Stock shall become transferable free of restriction, subject to the applicable provisions of federal and state securities laws. All other terms of any existing stock purchase or similar document shall remain in full force and effect.

2. Gross-Up.

2.1 Gross-Up Payment. In the event it shall be determined that any payment, benefit or distribution (or combination thereof) by the Company, or one or more trusts established by the Company for the benefit of its employees, to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement, or otherwise), including any Change of Control Payment paid in accordance with Sections 1.1(a) or 1.1(b) (a “Payment”) would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, hereinafter collectively referred to as the “Excise Tax”), the Executive shall be entitled to receive an additional payment (a “Gross-Up Payment”) in an amount such that after payment by Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and the Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payment(s).

2.2 Determination of Gross-Up Payments – Accounting Firm. Subject to the provisions of Section 2.3 hereof, all determinations required to be made under this Section 2, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by a nationally recognized certified public accounting firm as may be designated by the Executive (the “Accounting Firm”) which shall provide detailed supporting calculations both to the Company and the Executive within fifteen (15) business days of the receipt of written notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for an individual, entity or group effecting the change in ownership or effective control (within the meaning of Section 280G of the Code), the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 2, shall be paid by the Company to the Executive within five (5) business days after the receipt of the Accounting Firm’s determination. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall so indicate to the Executive in writing. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by Company should have been made (each an “Underpayment”), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 2.3 hereof and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such

Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

2.3 Claim Effecting Gross-Up. The Executive shall notify the Company in writing of any written claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable, but no later than ten (10) business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid (but the Executive’s failure to comply with this notice obligation shall not eliminate his or her rights under this Section 2 except to the extent the Company’s defense against the imposition of the Excise Tax is actually prejudiced by any such failure). The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which he or she gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

(a) Give the Company any information reasonably requested by the Company relating to such claim;

(b) take such action in connection with contesting such claim as the Company shall reasonably request in writing, from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company;

(c) cooperate with the Company in good faith in order to effectively contest such claim; and

(d) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 2.3 hereof, the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund, or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis, and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and provided, further, that if the Executive is required to extend the statute of limitations to enable the Company to contest such claim, the Executive may limit this extension solely to such contested amount. The Company’s control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 2.3, Executive receives any refund with respect to such claim, Executive shall (subject to Company’s complying with the requirements of Section 2(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 2.3, a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven.

3. Confidentiality and Noncompetition.

3.1 Confidentiality and Noncompetion Agreements. The Executive confirms that as of the date hereof he or she has executed, or agrees that he or she will execute, the Company’s standard Confidentiality and Noncompetition Agreement pursuant to which the Executive has (i) agreed to refrain from disclosing the Company’s confidential information, and (ii) covenanted not to compete with the Company as described in such standard Confidentiality and Noncompetition Agreement.

3.2 Noncompetition Payments - Enforcement of Noncompetition Covenant.

(a) Subject to the provisions of Section 2.2, following the termination of the Executive’s employment with the Company, the Company may enforce its rights with respect to the Executive’s noncompetition covenant set forth in the Company’s standard Confidentiality and Noncompetition Agreement only if:

(i) in the event that the employment of the Executive by the Company is terminated and the Executive is entitled to Change of Control payments under the terms of Section 1.1 or any other agreement or understanding between the parties, the Company makes a Change of Control payment to the Executive hereunder and continues to provide benefits to the Executive for a total of six (6) months after the Termination Date as set forth herein; or

(ii) in the event that the employment of the Executive by the Company is terminated and the Executive is not entitled to Change of Control payments under the terms of Section 1.1 or any other agreement or understanding between the parties, the Company makes a Change of Control payment to the Executive hereunder; or

(iii) during the six-month period commencing with the first week after termination, the Company makes any payments under another agreement or understanding between the parties which, together with any voluntary payments by the Company, equal or exceed the amount payable under Section 1.2.

(b) The Company’s obligations under Section 2 are subject to the following:

(i) In the event that Executive breaches the covenant set forth in the Company’s standard Confidentiality and Noncompetition Agreement, the Company may enforce such covenant without continuing benefits under Section 1.2 after the date of such breach.

(ii) In the event that the Company makes payments and provides benefits under Section 2, the Company may only terminate such benefits prior to the end of such six-month period if the Company has provided the Executive with two month’s prior written notice of such termination; provided, however, that this clause (ii) does not entitle the Company to terminate payments required by Section 1.1 or under any other agreement prior to payment in full. In the event of any such early termination of payments, the Company’s right to enforce the Executive’s non-competition covenant set forth in the Company’s standard Confidentiality and Noncompetition Agreement will terminate upon the date of the last payment hereunder.

4. Miscellaneous.

4.1 Assignment. This Agreement may not be assigned, in whole or in part, by either party without the prior written consent of the other party, except that the Company shall assign its rights and obligations under this Agreement to any corporation, firm or other business entity with or into which the Company may merge or consolidate, or to which the Company may sell or transfer all or substantially all of its assets, or of which 50% or more of the equity investment and of the voting control is owned, directly or indirectly, by, or is under common ownership with, the Company. In the event of any such assignment by the Company.

4.2 Notices. All notices, requests, demands and other communications to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed by registered or certified mail, return receipt requested, postage prepaid, to the addresses set forth at the beginning of this Agreement or such other address as a party shall have designated by notice in writing to the other party, provided that notice of any change in address must actually have been received to be effective hereunder.

4.3 Integration. This Agreement is the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior agreement or understanding relating to the subject matter hereof. This Agreement may not be superseded, amended, supplemented or otherwise modified except by a writing signed by the Executive and the Company.

4.4 Binding Effect. Subject to Section 4.1, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors, assigns, heirs and personal representatives.

4.5 Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original and shall together constitute one and the same instrument.

4.6 Severability. If any provision hereof shall, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had not been included herein. If any provision hereof shall for any reason be held by a court to be excessively broad as to duration, geographical scope, activity or subject matter, it shall be construed by limiting and reducing it to make it enforceable to the extent compatible with applicable law as then in effect.

4.7 Governing Law. This Agreement shall be governed by the laws of The Commonwealth of Massachusetts, without regard to its conflict-of-law provisions.

4.8 Termination. Nothing in this Agreement is intended to or shall modify the at-will nature of the Executive’s employment relationship with the Company. The Executive may terminate his or her employment at any time with or without notice and with or without cause and the Company may do likewise, subject only to the express provisions of this Agreement.

4.9 Survival of Obligations; Enforcement. The Executive’s duties hereunder shall survive termination of the Executive’s employment by the Company. The Executive acknowledges that a remedy at law for any breach or threatened breach by the Executive of the provisions of this Agreement may be inadequate and the Executive therefore agrees that the Company shall be entitled to injunctive relief in case of any such breach or threatened breach.

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement under seal as of the date first written above.

EXECUTIVE

Name:

COLEY PHARMACEUTICAL GROUP, INC.

By:
	Name:	Robert L. Bratzler
	Title:	President and CEO

List of Employees with Change of Control Agreement

Charles Abdalian

Steven Bernitz

Heather Davis

Arthur Krieg

Christian Schetter

John Whisnant

Charles Yon